                                                                   EXHIBIT 10.18

                 FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT

     This Agreement is made and entered into as of April 25, 1996 (the "Effective Date") between Liquid Audio, Inc. (the "Company"), a California
 --------------                                    -------
corporation, and Philip Wiser ("Purchaser").
                                ---------

     1.   PURCHASE OF SHARES. On the Effective Date and subject to the terms and
          ------------------
conditions of this Agreement, Purchaser hereby purchases from the Company, and Company hereby sells to Purchaser, an aggregate of 225,000 shares of the Company's common stock (the "Shares") at an aggregate purchase price of $1,125.00 (the "Purchase Price") or $.005 per Share (the "Purchase Price Per
                --------------                            ------------------
Share"). As used in this Agreement, the term "Shares" refers to the Shares
-----
purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a recapitalization, merger, reorganization or the like.

     2.   CONSIDERATION; CLOSING.
          ----------------------

          (A)  CONSIDERATION PROVIDED BY PURCHASER. The consideration hereby
               -----------------------------------
provided by Purchaser, in exchange for the Shares and in the amount of the full Purchase Price, consists of (A) Purchaser's assignment to the Company of business, financial, marketing, development and other information, documents and works, and certain technology and related rights owned by Purchaser, such assignment to be effected by delivery to the Company of an Assignment Agreement in the form of Exhibit 1 (the "Assignment Agreement"), duly executed by
               ---------       --------------------
Purchaser, and (B) the value of past services rendered by Purchaser to the Company. Purchaser also hereby delivers to the Company: (i) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of
Exhibit 2 attached hereto (the "Stock Powers"), both executed by Purchaser (and
---------                       ------------
Purchaser's spouse, if any), and (ii) if Purchaser is married, a Consent of Spouse in the form of Exhibit 3 attached hereto (the "Spouse Consent") duly
                      ---------                       --------------
executed by Purchaser's spouse.


          (B)  DELIVERIES BY THE COMPANY. Upon its receipt of all the documents
               -------------------------
to be executed and delivered by Purchaser to the Company under Section 2(a), the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser as set forth in Section 19, or if not so set forth, as specified above, with such certificate to be placed in escrow as provided in
Section 8 until expiration or termination of both the Company's Repurchase Option and Right of First Refusal described in Sections 5 and 6, respectively.

     3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and
          -------------------------------------------
warrants to the Company that:

          (A)  PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Purchaser is purchasing
               ---------------------------------------
the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act").
                                                            --------
Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          (B)  ACCESS TO INFORMATION. Purchaser has had access to all
               ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          (C)  UNDERSTANDING OF RISKS. Purchaser is a founder of the Company and
               ----------------------
is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

          (D)  PURCHASER'S QUALIFICATIONS. Purchaser has a preexisting personal
               --------------------------
or business relationship with the Company and/or certain of its officers and/or directors of a nature and duration sufficient to make Purchaser aware of the character, business acumen and general business and financial circumstances of the Company and/or such officers and directors. By reason of Purchaser's business or financial experience, Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          (E)  NO GENERAL SOLICITATION. At no time was Purchaser presented with
               -----------------------
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

          (F)  COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and
               -------------------------------
acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified under the California Corporate Securities Law of 1968, as amended (the "Law"), but instead are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law.

          (G)  RESTRICTIONS ON TRANSFER. Purchaser understands that Purchaser
               ------------------------
may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          (H)  RULE 144. In addition, Purchaser has been advised that SEC Rule
               --------
144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of two years, and in certain cases three years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144.

     4.   COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE SALE OF THE SECURITIES
          ------------------------------------------
THAT ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.   COMPANY'S REPURCHASE OPTION. The Company has the option to repurchase
          ---------------------------
all or a portion of the Unvested Shares (as defined below) on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser ceases to be employed by the Company (as defined herein) for any reason, or no reason, including without limitation Purchaser's death, disability, voluntary resignation or termination by the Company with or without cause.

          (A)  DEFINITION OF "EMPLOYED BY THE COMPANY"; "TERMINATION DATE". For
               ----------------------------------------------------------
purposes of this Agreement, Purchaser will be considered to be "employed by the
                                                                ---------------
Company" if the Board of Directors of the Company determines that Purchaser is
-------
rendering substantial services as an officer, director, employee, consultant or independent contractor to the Company or to any parent, subsidiary or affiliate of the Company. In case of any dispute as to whether Purchaser is employed by the Company, the Board of Directors of the Company will have discretion to determine whether Purchaser has ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company and the effective date on which Purchaser's employment terminated (the "Termination Date").
                                        ----------------

          (B)  UNVESTED AND VESTED SHARES. Shares that are not Vested Shares (as
               --------------------------
defined in this Section) are "Unvested Shares". On the Effective Date 6.25% of
                              ---------------
the Shares will be Vested Shares, and 93.75% of the Shares will be Unvested Shares. If Purchaser has been continuously employed by the Company at all times from the Effective Date until the first full month has elapsed following the Effective Date (the "First Monthly Vesting Date"), then on the First Monthly
                     --------------------------
Vesting Date 2.083% of the Shares will become Vested Shares; and thereafter, for so long (and only for so long) as Purchaser remains continuously employed by the Company at all times after the First Monthly Vesting Date, an additional 2.083% of the Shares will become Vested Shares upon the expiration of each full month elapsed after the First Monthly Vesting Date.

          (C)  ADJUSTMENTS. The number of Shares that are Vested Shares or
               -----------
Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date.

          (D)  EXERCISE OF REPURCHASE OPTION AT ORIGINAL PRICE. At any time
               -----------------------------------------------
within thirty (30) days after the Termination Date, the Company may elect to repurchase any or all of the Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option. The Company and/or its assignee(s) will then have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) any or all of the Unvested Shares at the Purchaser's original Purchase Price Per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date).

          (E)  PAYMENT OF REPURCHASE PRICE. The repurchase price payable to
               ---------------------------
purchase Unvested Shares upon exercise of the Repurchase Option will be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company (or to such assignee) or by any combination thereof. The repurchase price will be paid without interest within sixty (60) days after the Termination Date.

          (F)  TERMINATION UPON CERTAIN CORPORATE TRANSACTIONS. In the event of
               -----------------------------------------------
(i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transactions in which there is no substantial change in the shareholders of the Company), (ii) a dissolution or liquidation of the Company, or (iii) the sale of substantially all of the assets of the Company, the Company's Repurchase Option shall immediately terminate.

          (G)  VESTING UPON INVOLUNTARY TERMINATION. In the event that the
               ------------------------------------
Company terminates the employment of Purchaser without cause (as defined below) and without Purchaser's consent, then on the Termination Date the lesser of (A) an additional number of Unvested Shares equal to 25% of the Shares, or (B) the remaining Unvested Shares, shall immediately become Vested Shares hereunder. For the purposes of this Section 5, "cause" shall mean (i) Purchaser's intentional misconduct which could reasonably be expected to have a material adverse effect on the business and affairs of the Company, (ii) Purchaser's neglect of his duties or failure to act which could reasonably be expected to have a material adverse effect on the business and affairs of the Company, (iii) Purchaser's commission of an act constituting common law fraud, or a felony or criminal act, against the Company or any subsidiary or affiliate thereof, (iv) Purchaser's abuse of alcohol or other drugs or controlled substances, or conviction of a crime involving moral turpitude or (v) Purchaser's material breach of any of the agreements contained herein or the Assignment Agreement.

          (H)  RIGHT OF TERMINATION UNAFFECTED. Nothing in this Agreement will
               -------------------------------
be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Purchaser's employment at any time for any reason or no reason, with or without cause.

     6.   RIGHT OF FIRST REFUSAL. Unvested Shares may not be sold or otherwise
          ----------------------
transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise
                                     ------
transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the "Offered Shares") on the
                                                    --------------
terms and conditions set forth in this Section (the "Right of First Refusal").
                                                     ----------------------

          (A)  NOTICE OF PROPOSED TRANSFER. The Holder of the Shares will
               ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's
                                              ------
bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Offered Shares to be transferred to each Proposed
                                                             --------
Transferee; (iv) the bona fide cash price or other consideration for which the
----------
Holder proposes to transfer the Offered Shares (the "Offered Price"); and (v)
                                                     -------------
that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

          (B)  EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty
               ----------------------------------
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with subsection (c) below.

          (C)  PURCHASE PRICE. The purchase price for the Offered Shares
               --------------
purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration as determined in good faith by the Company's Board of Directors will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

          (D)  PAYMENT. Payment of the purchase price for Offered Shares will be
               -------
payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          (E)  HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed
               --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or
                                                      --------
other transfer is consummated within 120 days after the date of the Notice, and provided further, that: (i) any such sale or other transfer is effected in
-------- -------
compliance with all applicable securities laws; and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed

Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (F)  EXEMPT TRANSFERS. Notwithstanding anything to the contrary in
               ----------------
this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights or the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate
                                                                     ---------
family" will mean Purchaser's spouse, lineal descendant or antecedent, father,
------
mother, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser.

          (G)  TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal
               -------------------------------------
will terminate as to all Shares on the effective date of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of common stock pursuant to a business combination or an employee incentive or benefit plan).

          (H)  ENCUMBRANCES ON VESTED SHARES. Purchaser may grant a lien or
               -----------------------------
security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees) under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

     7.   RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this
          ---------------------
Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     8.   ESCROW. As security for Purchaser's faithful performance of this
          ------
Agreement. Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"), who is hereby appointed to
                                   -------------
hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Section. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal.

     9.   TAX CONSEQUENCES. Purchaser hereby acknowledges that Purchaser has
          ----------------
been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Shares, electing pursuant to
              --------------
Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Vested Shares, at the time they cease to be Unvested Shares, over the purchase price for such Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 4 for reference. PURCHASER
                                          ---------
HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FOR FAILING TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

     10.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------------------

          (A)  LEGENDS. Purchaser understands and agrees that the Company will
               -------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (B)  STOP-TRANSFER INSTRUCTIONS. Purchaser agrees that, in order to
               --------------------------
ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (C)  REFUSAL TO TRANSFER. The Company will not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

     11.  MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any
          -------------------------
registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally.

     12.  COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the
          ------------------------------------
Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's common stock may be listed or quoted at the time of such issuance or transfer.

     13.  SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under
          ----------------------
this Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns.

     14.  GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and
          ---------------------------
construed in accordance with the internal laws of the State of California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     15.  NOTICES. Any notice required or permitted hereunder will be given in
          -------
writing and will be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by telecopier, addressed to the other party at its address (or facsimile number, in the case of transmission by telecopier) as shown below its signature to this Agreement, or to such other address as such party may designate in writing from time to time to the other party.

     16.  FURTHER INSTRUMENTS. The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     17.  HEADINGS. The captions and headings of this Agreement are included for
          --------
ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     18.  ENTIRE AGREEMENT. This Agreement, together with all its Exhibits,
          ----------------
constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

     19.  TITLE TO SHARES. The exact spelling of the name(s) under which
          ---------------
Purchaser will take title to the Shares is:

          --------------------------------------------------
          --------------------------------------------------

Purchaser desires to take title to the Shares as follows:

     [_]  Individual, as separate property

     [X]  Husband and wife, as community property

     [_]  Joint Tenants

     [_]  Alone or with spouse as trustee(s) of the following trust (including date):______________________________________________________________
          ____________________________________________________________________
          ____________________________________________________________________

     [_]  Other; please specify:_______________________________________________
          _____________________________________________________________________

Purchaser's social security number is:_________________________________________

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement in duplicate, as of the Effective Date.

LIQUID AUDIO, INC.  PURCHASER

By: /s/ Gerald W. Kearby                       /s/ Philip Wiser
    ----------------------------               --------------------------------
    Gerald W. Kearby, President                Philip Wiser


Address: 2421 Broadway                         Address: c/o 2421 Broadway
         Redwood City, CA 94063                         Redwood City, CA 94063

Fax: (415) 364-4217                            Fax: (415) 364-4217

                               LIST OF EXHIBITS
                               ----------------

Exhibit 1:  Assignment Agreement

Exhibit 2:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 3:  Spousal Consent

Exhibit 4:  Election Under Section 83(b) of the Internal Revenue Code

                             ASSIGNMENT AGREEMENT
                             --------------------

     This Assignment Agreement (this "Agreement") is made and entered into
                                      ---------
effective as of April 25, 1996 by and between Liquid Audio, Inc., a California corporation (the "Company"). and Philip Wiser ("Assignor").
                  -------                       --------

                                   RECITALS
                                   --------

     A. Assignor is the owner of the Assigned Rights (as defined below), and Assignor desires to assign and transfer to the Company all of Assignor's right, title and interest in and to the Assigned Rights and other related rights in partial exchange for the Company's issuance to Assignor of 225,000 shares of the Company's Common Stock.

     B. The parties are entering into this Agreement pursuant to that certain Founder's Restricted Stock Purchase Agreement by and between the Company and Assignor dated of even date herewith (the "Stock Purchase Agreement").
                                           ------------------------

     NOW THEREFORE, the parties hereby agree as follows:

     1.   CERTAIN DEFINITIONS. As used herein, the following terms will have the
          -------------------
meanings set forth below:

          1.1  Assigned Rights. The term "Assigned Rights" means all business,
               ---------------            ---------------
financial, marketing, development and other information, documents and works created by me prior to the date hereof (a) using equipment, supplies, facilities or trade secrets or other proprietary rights of the Company, (b) resulting from work performed by me for the Company or (c) relating to the Company's business or current or anticipated research and development, and shall include, but not be limited to, those specifications, technology, algorithms, flow charts, computer program source code and object code, trade secrets and know-how created by me for encoding and decoding of audio content in digital form for storage and retrieval (such as on a CD-ROM) and for transmission over data networks, including but not limited to the item more fully described in Annex A attached hereto.

          1.2  Derivative. The term "Derivative" means: (a) any derivative work
               ----------            ----------
of the Assigned Rights (as defined in Section 101 of the U.S. Copyright Act);
(b) all improvements, modifications, alterations, adaptations, enhancements and new versions of the Assigned Rights ("Assigned Rights Derivatives"); and (c) all
                                      ---------------------------
Assigned Rights, inventions, products or other items that, directly or indirectly, incorporate, or are derived from, any part of the Assigned Rights or any Assigned Rights Derivative.

          1.3  Intellectual Property Rights. The term "Intellectual Property
               ----------------------------            ---------------------
Rights" means, collectively, all worldwide patents, patent applications
------
(including but not limited to the United States patent application listed on Annex A attached hereto), patent rights, copyrights,
-------
copyright registrations, moral rights, trade names, trademarks, service marks and registrations and applications therefor, trade secrets, know-how, mask work rights, rights in trade dress and packaging, goodwill and all other intellectual property rights and proprietary rights relating in any way to the Assigned Rights, any Derivative or any Embodiment, whether arising under the laws of the United States of America or the laws of any other state, country or jurisdiction.

          1.4  Embodiment. The term "Embodiment" means all documentation,
               ----------            ----------
drafts, papers, designs, schematics, diagrams, models, prototypes, source and object code (in any form or format and for all hardware platforms), computer-stored data, diskettes, manuscripts and other items describing all or any part of the Assigned Rights, any Derivative, any Intellectual Property Rights or any information related thereto or in which all of any part of the Assigned Rights, any Derivative, any Intellectual Property Right or such information is set forth, embodied, recorded or stored.

          1.5  Assigned Assets. The term "Assigned Assets" refers to the
               ---------------            ---------------
Assigned Rights, all Derivatives, all Intellectual Property Rights and all Embodiments, collectively.

     2.   ASSIGNMENT. In partial consideration of the issuance by the Company to
          ----------
Assignor of 225,000 shares of the Company's Common Stock pursuant to the Stock Purchase Agreement, receipt of which is hereby acknowledged, Assignor hereby forever sells, assigns, transfers, releases and conveys to the Company, and its successors and assigns, Assignor's entire right, title and interest in and to each and all of the Assigned Assets.

     3.   DELIVERY. Assignor agrees to deliver all Embodiments of all Assigned
          --------
Assets to the Company at a location designated by the Company no later than May 31, 1996.

     4.   ASSIGNOR WARRANTIES. Assignor represents and warrants to the Company
          -------------------
that Assignor is the sole owner, inventor and/or author of, and that Assignor owns, and can grant exclusive right, title and interest in and to, each of the Assigned Assets and that none of the Assigned Assets are subject to any dispute, claim, prior license or other agreement, assignment, lien or rights of any third party, or any other rights that might interfere with the Company's use, or exercise of ownership of, any Assigned Assets. Assignor further represents and warrants to the Company that the Assigned Assets are free of any claim of any prior employer of Assignor or any school, university or other institution Assignor attended, and that Assignor is not aware of any claims by any third party to any rights of any kind in or to any of the Assigned Assets.

     5.  FURTHER ASSURANCES. Assignor further agrees, promptly upon request of
         ------------------
the Company, or any of its successors or assigns, to execute and deliver, without further compensation of any kind, any power of attorney, assignment, application for copyright, patent or other intellectual property right protection, or any other papers which may be necessary or desirable to fully secure to the Company, its successors and assigns, all right, title and interest in and to each of the Assigned Assets, and to cooperate and assist in the prosecution of any opposition proceedings involving said rights and any adjudication of the same. Further, Assignor agrees never to assert any claims, rights or moral rights in or to any of the Assigned Assets.

     6.   INDEMNITY. Assignor will indemnify and hold the Company harmless from
          ---------
and against any loss, damages or expense (including without limitation reasonable attorneys' fees) incurred by the Company in connection with any claim, suit or other proceeding in which a third party asserts any claim to any right, title, license or other interest in or to any Assigned Asset, any claim that any Assigned Asset infringes any patent, copyright, trade secret or other intellectual property right of such third party, or that, if true, would be inconsistent with any representation made by Assignor in Section 4 above.

     7. COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which will constitute an original, and all of which will together constitute this one Agreement. This Agreement will be governed exclusively by the internal laws of the State of California.

     8.   ENTIRE AGREEMENT. This Agreement and the Stock Purchase Agreement
          ----------------
constitute the entire understanding and agreement between Assignor and the Company regarding the subject matter of such agreements, and supersede any and all other agreements or understandings of the parties regarding such subject matter.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date and year first above written.

LIQUID AUDIO, INC.                          ASSIGNOR

By: /s/ Gerald W. Kearby                   /s/ Philip Wiser
   ------------------------                -------------------------
   Gerald W. Kearby, President             Philip Wiser

                                    ANNEX A

                    FURTHER DESCRIPTION OF ASSIGNED RIGHTS
                    --------------------------------------

     1. That certain patent application relating to Method and Apparatus for Variable Bit Rate Data Compression and currently being drafted with the assistance of Fenwick & West LLP is co-owned by Philip Wiser and A. Robert Modeste.

     2. Multitrack CD-ROM Music Interaction System. Compression and interface design for multi-track (> 2 channels) music preview with control of level and effects.

                                                                       EXHIBIT 2
                                                                       ---------

                          STOCK POWER AND ASSIGNMENT

                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain Founder's Restricted Stock Purchase Agreement dated as of April ___, 1996, (the "Agreement"), the undersigned hereby sells, assigns and transfers unto ___________________, ___________ shares of the common stock of Liquid Audio, Inc., a California corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No(s)._____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:____________________

                                         PURCHASER

                                         ____________________________
                                         (Signature)

                                         ____________________________
                                         (Please Print Name)

                                         ___________________________
                                         (Spouse's Signature, if any)

                                         ___________________________
                                         (Please Print Spouse's Name)

INSTRUCTION:  Please do not fill in any blanks other than the signature line.
-----------
The purpose of this Stock Power and Assignment is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its "Repurchase Option" and/or "Right of First Refusal" set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.

                               CONSENT OF SPOUSE
                               -----------------

     I, the undersigned, am the spouse of Philip Wiser ("Purchaser"). I have
                                                         ---------
read and hereby consent to and approve all the terms and conditions of: the Founder's Restricted Stock Purchase Agreement (the "Agreement") dated April __,
                                                    ---------
1996 between Purchaser and Liquid Audio, Inc., a California corporation (the "Company"), pursuant to which Purchaser has purchased 225,000 shares of the
 -------
Company's common stock (the "Shares") and Assignment Agreement ("Assignment
                             ------                              ----------
Agreement") executed by Purchaser in connection with the Agreement.
---------

     In consideration of the Company granting my spouse the right to purchase the Shares under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement (including but not limited to the Company's Repurchase Option, the Right of First Refusal and the market standoff agreements contained therein) and the Assignment Agreement and further agree that any community property interest I may have in the Shares and all property assigned by Purchaser to the Company under the Assignment Agreement will be similarly bound by the Agreement and the Assignment Agreement.

     I hereby appoint Purchaser as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of the Agreement and the Assignment Agreement and with respect to the making and filing of an election under Internal Revenue Code Section 83(b) in connection with the purchase of the Shares.

Dated: 4/25, 1996


                                         Deborah L. Wiser
                                         --------------------------------
                                         Signature of Spouse [Sign Here]

                                         Deborah L. Wiser
                                         --------------------------------
                                         Name of Spouse [Please Print]

                                                                       EXHIBIT 4
                                                                       ---------

                      ELECTION UNDER SECTION 83(B) OF THE
                             INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.   TAXPAYER'S NAME:         Philip Wiser

     TAXPAYER'S ADDRESS:      ___________________________________

     TAXPAYER'S ADDRESS:      _________________________________

     SOCIAL SECURITY NUMBER:  ____________________________________

2. The property with respect to which the election is made is described as follows: 225,000 shares of Common Stock of Liquid Audio, Inc., a California corporation (the "Company"), which is Taxpayer's employer or the
                       -------
     corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was April __, 1996 and this election is made for calendar year 1996.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $0.005 per share at the time of transfer.

6.   The amount paid for such shares was $0.005 per share.

7.   The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER
                                                           --------------
THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated: _________________, 1996  _____________       ___________________________
                                                    Taxpayer's Signature

                                 AMENDMENT TO
                 FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT

This Amendment is made and entered into as of May 31, 1996 between Liquid Audio, Inc., a California corporation (the "Company") and Philip Wiser ("Founder")
                                                   ------------

                                   RECITALS

     WHEREAS, the Company and Founder are parties to that certain Founder's Restricted Stock Purchase Agreement dated as of April 25, 1996 (the "Founder's Agreement");

     WHEREAS, the Company and the investors listed in the Schedule of Purchasers (the "Investors") of that certain Series A Preferred Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") are entering into the Stock Purchase Agreement; and

     WHEREAS, in order to induce the Investors to enter into the Stock Purchase Agreement, the Company and Founder desire to enter into this Amendment, to amend certain provisions of the Founder's Agreement pertaining to vesting of shares purchased by Founder pursuant to the Founder's Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company and Founder hereby agree as follows:

     1. The Company and Founder hereby consent to and do hereby amend the Founder's Agreement as follows:

          A. Section 5(b) of the Founder's Agreement is amended by deleting it in its entirety and replacing it as follows:

     "(b)  UNVESTED AND VESTED SHARES. Shares that are not Vested Shares (as
           --------------------------
defined in this Section) are "Unvested Shares." On the Effective Date, 6.25% of
                              ---------------
the Shares will be Vested Shares and 93.75% of the Shares will be Unvested Shares. If Purchaser has been continuously employed by the Company at all times from the Effective Date until January 30, 1997 (the "First Vesting Date"), then
                                                     ------------------
on the First Vesting Date an additional 18.75% of the Shares will become Vested Shares; and thereafter for so long (and only so long) as Purchaser remains continuously employed by the Company at all times after the First Vesting Date, an additional 2.0833% of the Shares will become Vested Shares upon the expiration of each full month elapsed after the First Vesting Date."

          B. Sections 5(f) and 5(g) of the Founder's Agreement are amended by deleting them in their entirety.

     2. Except as amended by this Amendment, the Founder's Agreement will continue in full force and effect.

     3. This Amendment shall be considered a part of and construed in conjunction with the Founder's Agreement.

     4.   This Amendment may be executed in counterparts.

COMPANY:                                     FOUNDER:
Liquid Audio, Inc.
a California corporation

By: /s/ Gerald W. Kearly                     By: /s/ Philip Wiser
    -------------------------                    --------------------------
                                                 Philip Wiser

                              SECOND AMENDMENT TO
                 FOUNDER'S RESTRICTED STOCK PURCHASE AGREEMENT

This Amendment is made and entered into as of August 27, 1997 between Liquid Audio, Inc., a California corporation (the "Company") and Philip Wiser ("Founder").

                                   RECITALS

     WHEREAS, the Company and Founder are parties to that certain Founder's Restricted Stock Purchase Agreement, dated as of April 25, 1996, as amended May 31, 1996 (the "Founder's Agreement"); and

     WHEREAS, the Company and Founder desire to enter into this Amendment, to amend certain provisions of the Founder's Agreement pertaining to vesting of shares purchased by Founder pursuant to the Founder's Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company and Founder hereby agree as follows:

     1. The Company and Founder hereby consent to and do hereby amend the Founder's Agreement as follows:

          A. Sections 5(f) and 5(g) of the Founder's Agreement are added by inserting the following:

          "(f)  PARTIAL VESTING UPON CERTAIN CORPORATE TRANSACTIONS. Upon the
                ---------------------------------------------------
          closing of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transactions in which there is no substantial change in the shareholders of the Company or their relative stock holdings), (ii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges with the Company in such merger) cease to own their shares or other equity interests in the Company,
          (iii) the sale of substantially all of the assets of the Company, or
          (iv) the sale of more than fifty percent (50%) of the Company's voting power from one or more of the Company's shareholders to new or existing shareholders who are not affiliated with the transferring shareholder(s) (each an "Acquisition"), the lesser of (A) the remaining Unvested Shares or (B) an additional number of Unvested Shares equal to 25% of the Shares, shall immediately become Vested Shares hereunder. If the Company's securities are not readily tradeable on an established securities market at the closing of such Acquisition, the Company shall use reasonable efforts to obtain any required shareholder approval for such accelerated vesting upon the closing of such Acquisition.

          (g) LIMITATION ON PAYMENTS. In the event that the accelerated vesting
              ----------------------
          provided for in the preceding subsection (f) to Founder (i) constitutes "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and (ii)
                                                              ----
          but for this subsection, would be subject to the excise tax imposed by
          Section 4999 of the Code, then Founder's accelerated vesting under the preceding subsection (f) shall be payable either:

               (A)  in full, or

               (B) as to such lesser amount which would result in no portion of such accelerated vesting being subject to excise tax under Section 4999 of the Code,

          whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by
          Section 4999, results in the receipt by Founder on an after-tax basis, of the greatest amount of accelerated vesting under the preceding subsection (f), notwithstanding that all or some portion of such accelerated vesting may be taxable under Section 4999 of the Code. Unless the Company and Founder otherwise agree in writing, any determination required under this subsection shall be made in writing by independent public accountants agreed to by the Company and Founder (the "Accountants"), whose determination shall be conclusive and
                -----------
          binding upon Founder and the Company for all purposes. For purposes of making the calculations required by this subsection, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and Founder shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this subsection. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this subsection."

     2. Except as amended by this Amendment, the Founder's Agreement will continue in full force and effect.

     3. This Amendment shall be considered a part of and construed in conjunction with the Founder's Agreement.

     4.   This Amendment may be executed in counterparts.

COMPANY:                                          FOUNDER:

Liquid Audio, Inc.
a California corporation

By: /s/ Robert Flynn                              By: /s/ Philip Wiser
    --------------------------------                  --------------------------
Name: ROBERT FLYNN                                    Philip Wiser
Title: SECRETARY

                                     - 3 -